[SWVA BANCSHARES, INC. LETTERHEAD]














September 11, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of SWVA Bancshares, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders (the "Meeting") to be held at the corporate offices of the Company located at 302 Second Street, S.W., Roanoke, Virginia on October 7, 1997, at 10:30 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Cherry Bekaert & Holland L.L.P., certified public accountants, will be present to respond to any questions stockholders may have.

      The matters to be considered by stockholders at the Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY SHEET AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN
ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ B.L. Rakes
                                          B.L. Rakes
                                          President
                                          SWVA Bancshares, Inc.
                                          Southwest Virginia Savings Bank, FSB

-------------------------------------------------------------------------------
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
                                 (540) 343-0135
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 7, 1997
-------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SWVA Bancshares, Inc., (the "Company") will be held at the corporate offices of the Company located 302 Second Street, S.W., Roanoke, Virginia on Tuesday, October 7, 1997, 10:30 a.m. A proxy and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of two directors of the Company; and
2. The ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1998.

      The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon at the Meeting. The
Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE WITH THE SECRETARY OF THE COMPANY. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Barbara C. Weddle
                                    Barbara C. Weddle
                                    Secretary
Roanoke, Virginia
September 11, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              SWVA BANCSHARES, INC.
                             302 SECOND STREET, S.W.
                          ROANOKE, VIRGINIA 24011-1597
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 October 7, 1997
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     General
-------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SWVA Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the corporate offices of the Company located at 302 Second Street, S.W., Roanoke, Virginia on Tuesday, October 7, 1997, 10:30 a.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about September 11, 1997. The Company is the sole shareholder of Southwest Virginia Savings Bank, FSB (the "Bank").

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors, and (ii) the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as independent auditors of the Company for the fiscal year ending June 30, 1998. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

-------------------------------------------------------------------------------
                      Voting and Revocability of Proxies
-------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

-------------------------------------------------------------------------------
                Voting Securities and Principal Holders Thereof
-------------------------------------------------------------------------------

      Stockholders of record as of the close of business on September 5, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 510,984 shares of Common Stock issued and outstanding.

      The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership plan or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (any shares held in excess of the Limit shall not be considered entitled to vote) is necessary to constitute a quorum at the Meeting. Any shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on such matter, are considered "Broker Non-Votes." In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present.

      As to the ratification of independent auditors as set forth in Proposal II, by checking the appropriate box, a stockholder may: vote "FOR" the item,
(ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Under the Articles of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                          Percent of Shares
                                              Amount and Nature of         of Common Stock
Name and Address of Beneficial Owner          Beneficial Ownership           Outstanding
------------------------------------          --------------------        -----------------

Southwest Virginia Savings Bank, FSB                45,155                       8.84%
Employee Stock Ownership Plan
302 Second Street, S.W.
Roanoke, Virginia  24011-1597

All Directors and Executive Officers                57,072(1)(2)(3)             11.17%
  as a Group (9 persons)

----------------------------------
(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 10,950 shares of Common Stock that executive officers have a right to acquire pursuant to the exercise of options within 60 days from the Record Date. Includes 5,244 shares of Common Stock allocated under the ESOP to executive officers, over which such individuals exercise shared voting and investment power.
(2) Excludes 31,951 unallocated shares of Common Stock held under the Employee Stock Ownership Plan ("ESOP") for which certain directors serve as members of the administrative committee ("ESOP Committee") or as trustees for the ESOP ("ESOP Trustees"). Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed B.L. Rakes, John L. Hart, and Michael M. Kessler to serve as the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs to serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(3) Excludes 20,177 shares of Common Stock held by the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan") as of the close of business on the Record Date. Directors Hart, Hoge, Brock, Combs, and Kessler collectively serve as trustees to the Management Stock Bonus Plan' trust, and such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.

-------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, to the best of the Company's knowledge, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 1997.

-------------------------------------------------------------------------------
                      PROPOSAL I - ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

      The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. One class of directors, consisting of John L. Hart and B.L. Rakes, has a term of office expiring at the Meeting. A second class, consisting of F. Courtney Hoge and Barbara C. Weddle, has a term of office expiring at the annual meeting of stockholders to be held in 1998. A third class, consisting of James H. Brock, Glen C. Combs, and Michael M. Kessler, has a term of office expiring at the annual meeting of stockholders to be held in 1999. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting to serve for three-year terms or until a successor has been elected and qualified.

      John L. Hart and B.L. Rakes have been nominated by the Board of Directors to serve as directors. Messrs. Hart and Rakes are currently members of the Board and have been nominated for three-year terms to expire in 2000. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                              Year First      Current     Shares of Common
                              Elected or      Term to    Stock Benefically   Percent of
      Name         Age(1)    Appointed (2)    Expire        Owned (3)(4)      Class (5)
      ----         ------    -------------    -------       ------------      ---------

                        BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

John L. Hart         77          1960          1997      11,465(6)(13)(14)       2.24%

B.L. Rakes           64          1977          1997      18,446(7)(13)           3.61%

                             DIRECTORS CONTINUING IN OFFICE

F. Courtney Hoge     56          1979          1998       4,965(8)(14)            .97%

Barbara C. Weddle    60          1987          1998       7,178(9)               1.40%

James H. Brock       55          1985          1999       5,497(10)(13)(14)      1.08%

Glen C. Combs        50          1987          1999      11,465(11)(13)(14)      2.24%

Michael M. Kessler   45          1987          1999       5,790(12)(13)(14)      1.13%


(footnotes appear on next page)

(footnotes to table on prior page)

-----------------
(1)   At June 30, 1997.
(2) Refers to the year the individual first became a director of the Company or the Bank. All directors of the Bank during June 1994 became directors of the Company when it was incorporated in June 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.
(4)   Beneficial ownership as of the Record Date.
(5) Percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the Rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Includes 3,167 shares of Common Stock owned directly by Mr. Hart. Includes 4,694 shares held by Mr. Hart's IRA, 2,079 shares held by the IRA of Mr. Hart's wife, and 222 shares held by Mr. Hart's wife, over which he exercises shared voting and investment power. Includes 1,140 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options, and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date within 60 days from the Record Date.
(7) Includes 814 shares which Mr. Rakes owns directly. Includes 1,863 shares of Common Stock allocated to Mr. Rakes under the ESOP, 1,921 shares held in Mr. Rakes' IRA, 750 shares owned directly by Mrs. Rakes, 6,281 shares held in Mrs. Rakes' IRA, 298 shares held jointly by Mr. Rakes and his wife, over which Mr. Rakes exercises shared voting and investment power. Includes 5,704 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options, and 815 shares of restricted Common stock that will vest within 60 days from the Record Date.
(8) Includes 162 shares of Common Stock owned directly by Mr. Hoge. Includes 3,500 shares held jointly by Mr. Hoge and his wife, over which Mr. Hoge exercises shared voting and investment power. Includes 1,140 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options, and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(9) Includes 424 shares of Common Stock owned directly. Includes 1,365 shares of Common Stock allocated to Ms. Weddle under the ESOP, 370 shares held in Ms. Weddle's IRA, and 1,630 shares held jointly by Ms. Weddle and her husband,  over  which  shares  Ms.  Weddle  exercises  shared  voting  and investment power. Includes 2,966 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options and 423 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(10) Includes 162 shares of Common Stock owned directly. Includes 3,500 shares owned by Mr. Brock jointly with his wife, 321 shares held in Mr. Brock's IRA, and 211 shares held by Mr. Brock as custodian for his son, over which shares he exercises joint voting and investment power. Includes 1,140 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(11) Includes 5,162 shares of Common Stock owned directly. Includes 5,000 shares held by an IRA of Mr. Combs' wife, over which he exercises joint voting and investment power. Includes 1,140 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(12) Includes 2,362 shares directly owned by Mr. Kessler and 2,125 shares held in Mr. Kessler's IRA. Includes 1,140 shares of Common Stock that the individual has a right to acquire pursuant to exercisable options and 163 shares of restricted Common Stock that will vest within 60 days from the Record Date.
(13) Excludes 31,951 unallocated shares of Common Stock held under the ESOP for which certain directors serve as members of the ESOP Committee or as ESOP Trustees. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed B.L. Rakes, John L. Hart, and Michael M. Kessler to serve as the ESOP Committee and Michael M. Kessler, James H. Brock, and Glen C. Combs to serve as the ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee.
(14) Excludes 20,177 shares of Common Stock held by the Management Stock Bonus Plan's trust, to which the individual serves as trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity.

      The following table sets forth the non-director executive officers of the Company and the Bank, their name, age, the year they first became an officer of the Company or the Bank, and their current position with the Company or the Bank.

                                          Year First
                                         Appointed as
Name of Individual        Age (1)         Officer(2)             Position (3)
------------------        -------         ----------             ------------

Wayne F. Munden             53               1985           Senior Vice President/
                                                              Director of Lending
Mary G. Staples             43               1990                 Treasurer/
                                                                  Controller

-------------------------------------
(1)   As of June 30, 1997.
(2)   Refers to the year the individual first became an officer of the Bank.
(3) Mr. Munden serves as an executive officer of the Bank. In addition to serving as Treasurer/Controller of the Company, Ms. Staples serves as Vice President of Operations and as Treasurer/Controller of the Bank.


Biographical Information

      Set forth below is certain information with respect to the executive officers and directors of the Company and executive officers of the Bank. All directors have held their present positions for five years unless otherwise stated.

      John L. Hart has been an attorney-at-law with his own general civil practice in Roanoke since 1950. He also serves as General Counsel to the Bank and has a retainer agreement with the Bank (see "Certain Relationships and Related Transactions" below).

      B.L. Rakes has been President, Chief Executive Officer and Chief Financial Officer of the Bank since 1977 and has been employed by the Bank since 1959. He served as Vice President and Treasurer from 1973 to 1977, and as Secretary from 1974 to 1977. He is a member and past President of the Rotary Club of Roanoke and an arbitrator for the Roanoke Better Business Bureau.

      F. Courtney Hoge has been an insurance sales representative for New York Life Insurance Company, Roanoke, Virginia since 1975. He is a member of the Blood Services Committee of the Roanoke Chapter of the American Red Cross, past President of the E. Price Ripley Memorial Foundation, a member of the board of directors of the Life Line Foundation of the Rescue Mission, past President of the Roanoke Association of Life Underwriters and past President of the Roanoke Valley Estate Planning Council.

      Barbara C. Weddle has been Senior Vice President of the Bank since 1985, in which capacity she oversees the savings, accounting and personnel departments. She has served as Secretary of the Bank since 1977. She has been employed by the Bank since 1965 in various capacities and served as a Vice President from 1977 until 1985.

      James H. Brock is currently President of Rusco Window Company, Roanoke, Virginia, a manufacturer and distributor of home improvement products which has employed Mr. Brock since 1970. He is a member and past President of the Rotary Club of Roanoke, past President of the Better Business Bureau, and a former member of the board of directors of the Credit Marketing and Management Association.

      Glen C. Combs is the President and sole owner of M&M Brokerage, a food brokerage located in Roanoke, Virginia. Mr. Combs is a former member of the Rotary Club of Roanoke and the Roanoke Food Brokers Association and a past Board member of Inter-City Athletic Association.

      Michael M. Kessler has been the President and sole stockholder of Kessler Associates, Ltd., a photo processing company, since 1984. He is also a member and past President of the Rotary Club of Roanoke, past President of the Virginia Professional Photographers Association, a past member of the Board of Governors of the Southeastern Professional Photographers Association, past chairman of the Specialist Group of the Professional Photographers of America and a past Board Member of the Better Business Bureau. He is listed in Who's Who of American Executives.

      Wayne F. Munden has been a Senior Vice President since 1985 in which capacity he is Director of Lending. He has been employed by the Bank since 1968 and served as Vice President from 1977 to 1985. He is a member of the Rotary Club of Roanoke.

      Mary G. Staples has been Vice President of Operations for the Bank since 1997. She has served as Controller/Treasurer since 1990. She has been employed by the Bank since 1972 in various capacities.


Stockholder Nominations

      Pursuant to the Company's Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing as set forth in the Articles of Incorporation. To be timely, a stockholder's notice shall be received by the Chairman of the Nominating Committee of the Board (which notice may be sent to such Chairman in care of the Secretary of the Company) or, in the absence of such a Nominating Committee, by the Secretary of the Company, not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if fewer than 21 days notice of the meeting is given to stockholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders.

      The stockholder's notice must contain certain information as required by and set forth in the Articles of Incorporation. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company. The nomination made by a stockholder may be made only at a meeting of the stockholders of the Company called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions set forth in the Articles of Incorporation.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended June 30, 1997, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended June 30, 1997, the Board of Directors of the Company held 8 regular meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended June 30, 1997.

      During the 1997 fiscal year, Directors Hoge, Brock, Combs, Kessler, and Weddle acted as the Company's nominating committee ("Nominating Committee"), which is non-standing committee, for selecting the management nominees for election of directors in accordance with the Company's Bylaws. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business, and civic affairs. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. The Board of Directors of the Company met once as the Nominating Committee during the 1997 fiscal year.

      The Audit Committee, a standing committee, is comprised of Directors Hart (Chairman), Hoge, Brock, Combs, and Kessler. The Audit Committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met once during the fiscal year ended June 30, 1997.

      The Executive Committee, a standing committee, consists of Directors Hart (Chairman), Rakes, Combs, and Hoge. The Executive Committee meets on call. It offers guidance to the Bank's and the Company's management. When necessary, it performs functions of the full Board during the intervals between meetings of the Board of Directors. The Executive Committee held one meeting during the fiscal year ended June 30, 1997. The Executive Committee also acts as the Personnel Committee.

      The full Board of Directors acts as a standing compensation committee, however, at times the Personnel Committee is directed to act on compensation matters, and any action taken by the Personnel Committee must be approved by the Board of Directors. The Board of Directors met twice in fiscal 1997 to review and approve salary adjustments for senior management.

      The Retirement Committee consists of Directors Hoge (Chairman), Hart, and Weddle. The Retirement Committee meets on call to review and study the Bank's retirement plans. The Retirement Committee did not meet during the fiscal year ended June 30, 1997.

Directors' Compensation

      The Company pays Board of Director fees of $3,600 per year to each member of its Board of Directors. The Company paid a total of $25,200 in directors fees during the fiscal year ended June 30, 1997.

      The Bank also pays Board of Director fees. Chairman Hart receives $400 monthly and $350 per meeting attended and all other directors are paid $350 per meeting attended. Directors Rakes and Weddle do not receive fees for attendance of meetings of the Board of Directors of the Bank or any of its committees. Each non-employee director attending a meeting of the Executive Committee, Retirement Committee, or Loan Committee of the Bank receives a fee of $100 per meeting attended. The Bank paid a total of $31,950 in board and committee fees to members of the Board of Directors during the fiscal year ended June 30, 1997.

      Stock Awards. On October 25, 1995, the stockholders of the Company approved the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan") and the Southwest Virginia Savings Bank, FSB Management Stock Bonus Plan ("Management Stock Bonus Plan"). Directors Hart, Hoge, Brock, Combs, and Kessler each received (as of the date of stockholder approval) options to purchase 2,852 shares of Common Stock under the 1994 Stock Option Plan and 1,141 shares of restricted stock under the Management Stock Bonus Plan. The options granted to these directors will be first exercisable at a rate of 20% one year from the date of grant and 20% annually thereafter. Restricted stock granted to the above named directors will vest 14.28% one year from the date of grant and 14.28% annually thereafter.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company. No executive officer of the Company had a salary and bonus during the fiscal year ended June 30, 1997 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                        Long Term Compensation
                                         Annual Compensation                     Awards
                                 ----------------------------------    ----------------------------

                                                                                        Securities
                                                                        Restricted      Underlying
Name and                         Fiscal              Other Annual         Stock          Options/      All Other
Principal Position     Year      Salary     Bonus   Compensation(1)    Awards($)(2)       SARs(#)    Compensation
------------------     ----      ------     -----   ---------------    ------------     ----------   -------------

B.L. Rakes             1997      $97,245    $  --      $3,800               --              --          $24,050(4)
President              1996      $95,995    $  --      $4,760            $95,202(3)       14,264        $23,098(5)
                       1995      $95,995    $  --      $2,900               --              --          $19,610(6)


------------------------
(1) Consists of board of director fees from the Company and Southwest Virginia Service Corp. Does not include the value of certain other benefits, such as automobile allowances, which do not exceed 10% of the total salary and bonus of the individual.
(2) As of the end of the 1997 fiscal year, Mr. Rakes had 5,705 shares of restricted stock in the aggregate which had a total value of $91,280 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of the 1997 fiscal year). Dividends will be paid on the restricted stock awarded.
(3)         The value of restricted  stock granted is calculated by  multiplying
            (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) Includes 614 shares of Common Stock allocated, in the 1997 fiscal year, under the ESOP with a market value as of June 30, 1997, of $16.00 per share, for a total value of $9,824, and includes accruals under the Bank's Supplemental Executive Retirement Plan of $14,226 for the fiscal year ending June 30, 1997.
(5) Includes 626 shares of Common Stock allocated, in the 1996 fiscal year, under the ESOP with a market value as of June 30, 1996, of $15.60 per share, for a total value of $9,766, and includes accruals under the Bank's Supplemental Executive Retirement Plan of $13,332 for the fiscal year ending June 30, 1996.
(6) Includes 596 shares of Common Stock allocated, in the 1995 fiscal year, under the ESOP with a market value as of June 30, 1995, of $11.938 per share, for a total value of $7,115. Includes accruals under the Supplemental Executive Retirement Plan of $12,495 for the fiscal year ended June 30, 1995.

Employment Agreement

            The Bank maintains an employment agreement with B.L. Rakes, President and Chief Executive Officer of the Bank. The employment agreement is for a term of three years at his then current salary level. The employment agreement may be terminable by the Bank for "just cause" as defined in the employment agreement. If the Bank terminates Mr. Rakes without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the employment agreement. The employment agreement contains a provision stating that in the event of his involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, Mr. Rakes will be paid in a lump sum an amount equal to 2.99 times his average annual compensation for the prior five years. If Mr. Rakes becomes disabled he will receive 100% of his salary for the first twelve months of his disability and 65% of his salary for the next 24 months or the remaining term of the employment agreement, whichever is less. The employment agreement may be renewed annually by the Board of Directors upon a determination of satisfactory performance.

Other Benefits

            Pension Plan. The Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.

            The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The annual allowance payable under the Pension Plan is equal to 1.5% of the average annual salary (excluding overtime and bonuses) for the five highest years of salary during benefits service multiplied by the number of years of credited service. A participant who is vested in the Pension Plan, with 15 years of service, may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 55. The Pension Plan also provides for payments in the event of disability or death. At June 30, 1997, Mr. Rakes had 37 years of credited service under the Pension Plan.

Supplemental Executive Retirement Plan

            The Bank has adopted a supplemental executive retirement plan ("SERP") for the benefit of B.L. Rakes, President and Barbara C. Weddle, Senior Vice President. The purpose of the SERP is to furnish each individual with supplemental post-retirement benefits in addition to those which will be provided under the Pension Plan and other retirement benefits. In accordance with the SERP, upon retirement at age 65, each participant will receive a monthly payment for a period of 240 months equal to the equivalent monthly amount constituting 75% of the highest five year average salary reduced by benefits payable under the Pension Plan. Benefits may be paid upon early retirement after age 55 and 15 years of service with the Bank. Payments under the SERP will be accrued for financial reporting purposes during the period of employment of the participant. The SERP will be unfunded. All benefits payable under the SERP will be paid from current assets of the Bank. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received and the Bank will be entitled to recognize a tax-deductible compensation expense at that time. Benefits under the SERPs shall be immediately payable upon death or disability of the participant, or upon termination of participant within one year of a change in control of the Bank.

1994 Stock Option Plan

            Pursuant to the SWVA Bancshares, Inc. 1994 Stock Option Plan ("1994 Stock Option Plan"), shares of Common Stock were reserved for issuance by the Company upon exercise of stock options granted to officers, directors, and key employees of the Company (or any present of future parent or subsidiary of the Company). The purpose of the 1994 Stock Option Plan is to provide additional incentive to certain officers, directors, and key employees by facilitating their purchase of a stock interest in the Company. The 1994 Stock Option Plan, which has previously been approved by the Company's stockholders, became effective on October 25, 1995 and provides for a term of ten years, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the terms of the 1994 Stock Option Plan.


        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES
---------------------------------------------------------------------------------------------------
                                               Number of Securities
                                               Underlying Unexercise     Value of Unexercised
                        Shares                    Options/SARs         in-the-Money Options/SARs
                      Acquired on   Value      at Fiscal Year-End           at Fiscal Year-End
                       Exercise   Realized             (#)                         ($)
        Name             (#)         ($)     Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------

     B.L. Rakes            0         $0           2,853/ 11,412                 $0 / $0 (1)


---------------
(1) Based upon an exercise price of $16.69 per share versus a closing price of $16.00 at June 30, 1997.

-------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
-------------------------------------------------------------------------------

            Director Hart serves as the Bank's General Counsel and has a retainer agreement with the Bank. During the fiscal year ended June 30, 1997, Director Hart earned legal fees from the Bank in connection with title, foreclosure, and deed services and retainer fees.

            Except as noted below, no directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Bank or any subsidiary involving more than $60,000 during the fiscal year ended June 30, 1997. Furthermore, the Bank had no "interlocking" relationships existing on or after June 30, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank's Board of Directors.

            Set forth below is certain information as of June 30, 1997, relating to mortgage and other loans given to executive officers and directors and their immediate family who had aggregate outstanding loan balances with the Bank of $60,000 or greater.

            The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Such loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectability, nor present other unfavorable features. However, as part of the Bank's compensation program, the Bank makes adjustable-rate first mortgage loans to full-time employees, officers, directors and related parties at 1% above the bank's cost of funds while adjustable-rate second mortgages and cash out refinances are made at 1.5% above the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, directors (including loans to related parties of such individuals) of the Bank and continue to occupy the real estate securing the loans as their primary residence.

                                                                                              Highest Unpaid
                                                                                                 Balance
                                                                                               Outstanding
                                                                                               During Last          Unpaid
                                                      Original     Interest  Prevailing Rate    Two Fiscal         Balance As
 Name of Officer                          Date          Loan         Rate     at Time Loan      Years Ended        Of June 30,
   or Director       Type of Loan      Originated      Amount      Charged      was Made       June 30, 1997          1997
-----------------    --------------    ----------     ---------    --------  ---------------   -------------       -----------

Wayne F. Munden       Home Mortgage     05/30/97      $200,000      5.50%(2)       5.50%       $200,000              $200,000
                      Bridge Loan       05/23/97      $ 85,000      9.50%(3)       9.50%       $ 85,000              $ 85,000
                      90-Day Note

----------------------
(1) The interest rate of 5.50% on the home mortgage loan is an adjustable rate mortgage plan. The loan was modified at the time the loan was made to 1% above the cost of Bank's funds rounded to the next one-quarter percent. The rate on this loan adjusts annually.
(2) The bridge loan of $85,000 will be paid off when Mr. Munden sells his present home. As of August 18, 1997, Mr. Munden had a contract for the sale of his home.

-------------------------------------------------------------------------------
            PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
-------------------------------------------------------------------------------

      Cherry Bekaert & Holland L.L.P. served as the Company's auditors for the fiscal year ended June 30, 1997. The Board of Directors has approved the selection of Cherry Bekaert & Holland L.L.P. as its auditors for the fiscal year ended June 30, 1998, subject to ratification by the Company's stockholders. A representative of Cherry Bekaert & Holland L.L.P. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

      Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Cherry Bekaert & Holland L.L.P. as the Company's auditors for the fiscal year ended June 30, 1998.

-------------------------------------------------------------------------------
                                 OTHER MATTERS
-------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

-------------------------------------------------------------------------------
                                 MISCELLANEOUS
-------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Kissel Blake Inc., New York, New York to assist in the solicitation of proxies at a cost to the Company not anticipated to exceed $4,500 plus reimbursement of certain incurred expenses.

      The Company's 1997 Annual Report to Stockholders, including financial statements, will be mailed to all persons who were stockholders of record as of the close of business on September 5, 1997. Any stockholder who has not received a copy of the 1997 Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The 1997 Annual Report to Stockholders is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

-------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 302 Second Street, S.W., Roanoke, Virginia 24011-1597, no later than May 14, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

-------------------------------------------------------------------------------
                                  FORM 10-KSB
-------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1997, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SWVA BANCSHARES, INC., 302 SECOND STREET, S.W., ROANOKE, VIRGINIA 24011-1597.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Barbara C. Weddle
                                    Barbara C. Weddle
                                    Secretary
Roanoke, Virginia
September 11, 1997

[__]  PLEASE MARK VOTES                                     REVOCABLE PROXY
      AS IN THIS EXAMPLE                                 SWVA BANCSHARES, INC.

-------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 October 7, 1997
-------------------------------------------------------------------------------

                                                                                                                       With- For All
                                                                                                                 For   hold  Except
      The undersigned hereby appoints the Board of Directors of SWVA       1.  The election as director of all   [__]  [__]  [__]
Bancshares, Inc. ("Company"),  or its designee, with full powers of            all nominees listed below, each
substitution,  to act as attorneys and proxies for the undersigned,            for a three year term (except
to vote all shares of Common Stock of the Company which the undersigned        as marked to the contrary:
is entitled to vote at the 1997 Annual Meeting of Stockholders
("Meeting"),  to be held at the corporate offices of the Company               John L. Hart         B.L. Rakes
located at 302 Second  Street,  S.W.,  Roanoke,  Virginia on October 7,
1997, at 10:30 a.m. and at any and all adjournments thereof, in the        INSTRUCTION: To withhold authority to vote for any
following manner:                                                          individual nominee, mark "For All Except" and write
                                                                           that nominee's name in the space provided brlow.
                                                                           ---------------------------------------------------------

                                                                                                               For  Against  Abstain
                                                                           2.  The ratification of the         [__]  [__]     [__]
                                                                               appointment of Cherry
                                                                               Bekaert & Holland L.L.P.
                                                                               as independent auditors
                                                                               for the Company for the
                                                                               fiscal year ending
                                                                               June 30, 1998.

                                                                           PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING  [__]

                                                                           In their  discretion,  such  attorneys and proxies are
                                                                           authorized to vote any other business that may properly
                                                                           come before the Meeting or any adjournments thereof.

                                                                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE
                                                                           ABOVE LISTED PROPOSITIONS.

Please be sure to sign and date         | Date                        |    Please sign exactly as your name appears on this proxy.
  This Proxy in the box below.          |                             |    When signing as attorney, executor, administrator,
_______                                 |                             |    trustee or guardian, please give your full title.  If
|                                                                     |    shares are held jointly, each holder should sign.
|                                                                     |
|_______Stockholder sign above______Co-holder (if any) sign above_____|    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.




--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.


                             SWVA BANCSHARES, INC.
--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above-signed may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a proxy statement dated September 11, 1997.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
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                             SWVA Bancshares, Inc.
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